UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2024

ORCHESTRA BIOMED HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39421 (Commission File Number)	92-2038755 (IRS Employer Identification No.)

150 Union Square Drive
New Hope, Pennsylvania 18938
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (215) 862-5797

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	OBIO	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 20, 2024, Orchestra BioMed Holdings, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 35,786,497 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), were entitled to vote as of April 26, 2024, the record date for the Annual Meeting. There were 28,647,942 shares of Common Stock represented at the Annual Meeting, at which the Company’s stockholders were asked to vote on two proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 30, 2024. Set forth below are the matters acted upon by the Company’s stockholders, and the final voting results of each such proposal.

Proposal No. 1: Election of Directors

Votes regarding the election of the two Class I director nominees were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Eric A. Rose, M.D.	22,471,631	2,170,666	4,005,645
Jason Aryeh	24,004,640	637,657	4,005,645

Based on the votes set forth above, the Company’s stockholders elected each of the two nominees set forth above to serve as a Class I director of the Company until the 2027 annual meeting of stockholders and until such director’s respective successor is duly elected and qualified.

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024 (the “Auditor Ratification Proposal”), received the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,620,141	25,400	2,401	–

Based on the votes set forth above, the Auditor Ratification Proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORCHESTRA BIOMED HOLDINGS, INC.

By:	/s/ Andrew Taylor
Name:	Andrew Taylor
Title:	Chief Financial Officer

Date: June 20, 2024

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